                                WM GROUP OF FUNDS
                                     I Share
                                   Prospectus
                                  MARCH 1, 2004
                             As revised May 7, 2004


Equity Funds
+ REIT Fund
+ Equity Income Fund
+ Small Cap Value Fund
+ Growth & Income Fund
+ West Coast Equity Fund
+ Mid Cap Stock Fund
+ Growth Fund
+ Small Cap Growth Fund (formerly the Small Cap Stock Fund)
+ International Growth Fund


Fixed-Income Funds
+ Short Term Income Fund
+ U.S. Government Securities Fund
+ Income Fund
+ High Yield Fund

Money Fund
+ Money Market Fund

The WM Group of Funds provides a broad selection of investment choices for investors.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                                WM GROUP OF FUNDS

                                TABLE OF CONTENTS

                                                               PAGE
             Risk/Return Summary                                 2
               Equity Funds                                      3
               Fixed-Income Funds                               12
               Money Fund                                       16
               Summary of Principal Risks                       17
             Fees and Expenses of the Funds                     21
             Description of the Funds                           23
               Equity Funds                                     23
               Fixed-Income Funds                               24
               Money Fund                                       26
               Common Investment Practices                      26
             Investing in the Funds                             34
             Class I Shares                                     34
             Distribution of Income and Capital Gains           34
             Redemption and Exchanges of Shares                 35
             Tax Considerations                                 36
             How NAV is Determined                              37
             Advisor and Sub-Advisors                           37
             Individual Fund Managers                           38
             Financial Highlights                               40
             Appendix A                                         51

                               RISK/RETURN SUMMARY

The WM Group of Funds provides a broad range of investment choices. This summary identifies the investment objective, principal investment strategies and principal risks of each Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

The principal investment strategies identified in this summary provide specific information about each of the Funds, but there are some general principles WM Advisors, Inc. ("WM Advisors") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of each Fund's principal investment strategies includes some of the principal risks of investing in such a Fund. You can find additional information about each Fund, including a more detailed description of these and other principal risks of an investment in each Fund, under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in bold type. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

Below the description of each Fund (other than Funds that have not been in operation for a full calendar year as of the date of this Prospectus) is a bar chart showing how the investment returns of its Class I shares have varied over the past ten years, or for the period since the Fund began if it is less than ten years old or greater than one year. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The performance table following each bar chart shows how, for Class I shares, average annual total returns of Class I shares of the Fund compare to returns of a broad-based securities market index for the last one, five and ten years (or, in the case of a newer Fund or Class, since inception of the Fund or Class). PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Fund will achieve its objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

--------------------------------------------------------------------------------
                                   REIT fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES or fixed-income securities of issuers that are principally engaged in the U.S. real estate or related industries. The Fund's investments may also include CONVERTIBLE SECURITIES, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS), REPURCHASE AGREEMENTS and ZERO-COUPON BONDS.

WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive values that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, low tenant concentration, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

.. Market Risk                      . Derivatives Risk
.. Credit Risk                      . Liquidity Risk
.. Currency Risk                    . Leveraging Risk
.. Foreign Investment Risk          . Management Risk
.. Leveraging Risk                  . Smaller Company Risk
.. Real Estate Risk

No performance information for the REIT Fund is available because the Fund had not been in operation for a full calendar year as of the date of this Prospectus.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRs and EDRs, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS and REIT securities.

In selecting debt investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)

[Yearly Performance Chart]

                                                               ANNUAL RETURN (%)
                                                               -----------------
2001                                                                 7.78
2002                                                               -12.53
2003                                                                29.66

During the periods shown above, the highest quarterly return was 5.56% (for the quarter ended 12/31/01), and the lowest was -3.66% (for the quarter ended 9/30/01).

                                PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS                         PAST        SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)              ONE YEAR   INCEPTION (8/1/00)
--------------------------------------------------------------------------------
 CLASS I SHARES                                    29.66            10.04%
--------------------------------------------------------------------------------
 S&P 500 INDEX*                                    28.70%           -5.67%
--------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX**                       31.79%           -0.04%
--------------------------------------------------------------------------------


* This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

** This index is constructed by ranking the securities in the S&P 500 index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              SMALL CAP VALUE fund
--------------------------------------------------------------------------------
OBJECTIVE  The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment orientation and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk                      - Real Estate Risk
- Credit Risk                      - Derivatives Risk
- Currency Risk                    - Liquidity Risk
- Foreign Investment Risk          - Management Risk
- Leveraging Risk                  - Smaller Company Risk

NO PERFORMANCE INFORMATION IS AVAILABLE FOR THE SMALL CAP VALUE FUND BECAUSE THE FUND HAD NOT COMMENCED OPERATIONS PRIOR TO THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                              GROWTH & INCOME fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                               ANNUAL RETURN (%)
                                                               -----------------
1999                                                                18.56
2000                                                                 1.86
2001                                                                -2.91
2002                                                               -20.11
2003                                                                26.56

During the periods shown above, the highest quarterly return was 12.04% (for the quarter ended 12/31/99), and the lowest was -13.22% (for the quarter ended 9/30/01).

                                PERFORMANCE TABLE


------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS              PAST            PAST            SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)   ONE YEAR       FIVE YEARS      INCEPTION (3/23/98)
------------------------------------------------------------------------------------------
 CLASS I SHARES                          26.56%           3.46%               3.81%
------------------------------------------------------------------------------------------
 S&P 500 INDEX*                          28.70%          -0.57%               1.62%
------------------------------------------------------------------------------------------


* This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                             WEST COAST EQUITY fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The Fund's investments may include REIT securities.

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Geographic Concentration Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)*


[Yearly Performance Chart]

                                                             ANNUAL RETURN (%)
                                                             -----------------
2000                                                               6.99
2001                                                               6.69
2002                                                             -22.19
2003                                                              41.87

During the period shown above, the highest quarterly return was 29.93% (for the quarter ended 6/30/01), and the lowest was -25.10% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                         PAST        SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)              ONE YEAR   INCEPTION (6/7/99)
--------------------------------------------------------------------------------
 CLASS I SHARES                                     41.87%          10.82%
--------------------------------------------------------------------------------
 RUSSELL 3000 INDEX**                               31.06%          -0.87%
--------------------------------------------------------------------------------

* The Fund's performance through December 31, 1997 benefitted from the Agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

YEARLY performance (Class I Shares)

[Yearly Performance Chart]

                                                               ANNUAL RETURN (%)
                                                               -----------------
2001                                                                 11.38
2002                                                                -10.07
2003                                                                 27.23

During the period shown above, the highest quarterly return was 14.01% (for the quarter ended 12/31/01), and the lowest was -12.71% (for the quarter ended 9/30/01).

                                PERFORMANCE TABLE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PAST        SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)             ONE YEAR    INCEPTION (3/1/00)
--------------------------------------------------------------------------------
 CLASS I SHARES                                    27.23%          15.18%
--------------------------------------------------------------------------------
 S&P 400 MIDCAP INDEX*                             35.62%           7.13%
--------------------------------------------------------------------------------

* This is an unmanaged index of the common stocks of 400 mid-size companies, selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                                  GROWTH fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the proportion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                                 ANNUAL RETURN
                                                                 -------------
1997                                                                 50.01
1998                                                                 75.08
1999                                                                 94.67
2000                                                                -21.68
2001                                                                -29.02
2002                                                                -31.37
2003                                                                 28.49

During the periods shown above, the highest quarterly return was 42.86% (for the quarter ended 12/31/99), and the lowest was -24.00% (for the quarter ended 3/31/01).

                               PERFORMANCE TABLE*

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED                      PAST        PAST        SINCE CLASS I
 DECEMBER 31, 2003)                   ONE YEAR   FIVE YEARS  INCEPTION (7/25/96)
--------------------------------------------------------------------------------
 CLASS I SHARES                        28.49%      -0.93%          9.19%
--------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX**           29.75%      -5.11%          6.76%
--------------------------------------------------------------------------------

* The Fund's performance through December 31, 2000 benefitted from the Agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This index represents the performance of those companies in the Russell 1000 Growth Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                              SMALL CAP Growth fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund (formerly the "Small Cap Stock Fund") seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors looks for individual companies that it believes offer potential for organic growth. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, products and services. The broad evaluation of a particular sector and market trends are also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                                   ANNUAL RETURN
                                                                   -------------
1997                                                                   16.36
1998                                                                    5.24
1999                                                                   71.61
2000                                                                  -11.53
2001                                                                  -13.15
2002                                                                  -47.00
2003                                                                   70.52

During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.23% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PAST         PAST         SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)          ONE YEAR    FIVE YEARS   INCEPTION (7/25/96)
-------------------------------------------------------------------------------------------
 CLASS I SHARES*                                70.52%        N/A             N/A
-------------------------------------------------------------------------------------------
 CLASS A SHARES*                                 N/A           --              --
-------------------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX**                    48.54%        0.86%           4.14%
-------------------------------------------------------------------------------------------

* There were no Class I shares outstanding from April 13, 1999 to January 5, 2000. Yearly performance for 1999 and Average Annual Returns for periods including the period from April 13, 1999 to January 5, 2000 reflect the performance of the Fund's Class A shares, which have higher expenses and, therefore, lower performance.

** This index measures the performance of those companies in the Russell 2000 Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                            INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, Capital Guardian Trust Company, ("Capital Guardian") the Fund's sub-advisor, seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)

[Yearly Performance Chart]

                                                                   ANNUAL RETURN
                                                                   -------------
1997                                                                   15.45
1998                                                                   25.44
1999                                                                   50.84
2000                                                                  -20.61
2001                                                                  -18.20
2002                                                                  -14.83
2003                                                                   34.10

During the periods shown above, the highest quarterly return was 29.31% (for the quarter ended 12/31/99), and the lowest was -16.93% (for the quarter ended 9/30/01).

                                PERFORMANCE TABLE



----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST         SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   INCEPTION (7/25/96)
----------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                                34.10%      2.27%             2.91%
----------------------------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX*              39.17%      0.26%             3.62%
----------------------------------------------------------------------------------------------------------



* This index includes stock markets of Europe, Australasia and the Far East weighted by capitalization and represents the equity markets of 21 countries.

--------------------------------------------------------------------------------
                             SHORT TERM INCOME fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical ratings organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less.

The Fund's investments may include Corporate Securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS and MORTGAGE-BACKED and ASSET-BACKED SECURITIES and REITs.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                              ANNUAL RETURN
                                                              -------------
1997                                                              5.21
1998                                                              4.80
1999                                                              3.08
2000                                                              8.33
2001                                                              8.52
2002                                                              5.98
2003                                                              4.87

During the periods shown above, the highest quarterly return was 3.25% (for the quarter ended 9/30/01), and the lowest was 0.07% (for the quarter ended 6/30/99).

                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST         SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   INCEPTION (7/25/96)
----------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                                4.87%        6.13%           6.25%
----------------------------------------------------------------------------------------------------------
 CITIGROUP BROAD INVESTMENT - GRADE CREDIT 1-3 YEARS INDEX**   5.16%        6.70%           6.87%
----------------------------------------------------------------------------------------------------------

* The Fund's performance through December 31, 2003 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

**This index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities with maturities between 1 and 3 years.

--------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income consistent with safety and liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.

The Fund invests without limit in obligations of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                               ANNUAL RETURN (%)
                                                               -----------------
1999                                                                  0.31
2000                                                                 10.69
2001                                                                  7.48
2002                                                                  8.87
2003                                                                  2.21

During the periods shown above, the highest quarterly return was 4.31% (for the quarter ended 9/30/01), and the lowest was -0.85% (for the quarter ended 6/30/99).

                               PERFORMANCE TABLE*

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST         SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR   FIVE YEARS   INCEPTION (3/23/98)
---------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                                2.21%       5.84%             6.06%
---------------------------------------------------------------------------------------------------------
 CITIGROUP MORTGAGE INDEX**                                    3.07%       6.59%             6.65%
---------------------------------------------------------------------------------------------------------

* The Fund's performance through December 31, 2000 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

** This index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index, and it consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

--------------------------------------------------------------------------------
                                  INCOME fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide a high level of current income consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES including corporate securities, U.S. GOVERNMENT SECURITIES and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in below-investment-grade SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REITs.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Real Estate Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                     ANNUAL RETURN
                                                     -------------
1999                                                     0.48
2000                                                     9.61
2001                                                     8.42
2002                                                     8.66
2003                                                     9.35

During the periods shown above, the highest quarterly return was 3.59% (for the quarter ended 9/30/01), and the lowest was -0.76% (for the quarter ended 3/31/99).

                               PERFORMANCE TABLE*

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                      PAST         PAST         SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                           ONE YEAR    FIVE YEARS    INCEPTION (3/23/98)
-------------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                                  9.35%        7.25%             7.09%
-------------------------------------------------------------------------------------------------------------
 CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX**                   4.20%        6.62%             6.98%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

* The Fund's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade securities.

--------------------------------------------------------------------------------
                                 HIGH YIELD fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-yielding below-investment-grade fixed-income securities (sometimes called "junk bonds"), which may include FOREIGN INVESTMENTS. The Fund may also invest higher-rated FIXED-INCOME SECURITIES, preferred stock and convertible securities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                              ANNUAL RETURN
                                                              -------------
1999                                                              12.27
2000                                                              -1.20
2001                                                               3.66
2002                                                               4.02
2003                                                              28.40

During the periods shown above, the highest quarterly return was 4.78% (for the quarter ended 6/30/99), and the lowest was -5.45% (for the quarter ended 12/31/00).

                               PERFORMANCE TABLE*

-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  PAST         PAST       SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                        ONE YEAR   FIVE YEARS  INCEPTION (7/27/98)
-------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                              28.40%      8.96%           7.10%
-------------------------------------------------------------------------------------------------------
 CITIGROUP HIGH YIELD MARKET INDEX**                         30.62%      5.41%           4.54%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

* The Fund's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

--------------------------------------------------------------------------------
                                MONEY MARKET fund
--------------------------------------------------------------------------------


OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, Corporate Obligations, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED SECURITIES and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

YEARLY performance (Class I Shares)*

[Yearly Performance Chart]

                                                                 ANNUAL RETURN
                                                                 -------------
1999                                                                 4.68
2000                                                                 6.11
2001                                                                 3.71
2002                                                                 1.36
2003                                                                 0.75

During the periods shown above, the highest quarterly return was 1.58% (for the quarter ended 9/30/00), and the lowest was -1.05% (for the quarter ended 3/31/99).

                               PERFORMANCE TABLE*

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST        SINCE CLASS I
(FOR PERIODS ENDED DECEMBER 31, 2003)                         ONE YEAR    FIVE YEARS  INCEPTION (3/23/98)
---------------------------------------------------------------------------------------------------------
 CLASS I SHARES                                                0.75%        3.30%           3.54%
---------------------------------------------------------------------------------------------------------
 CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                  1.07%        3.76%           3.58%
---------------------------------------------------------------------------------------------------------

* The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This is an unmanaged index that measures the performance of 3-month U.S. Treasury bills currently available in the marketplace.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Funds. Factors that may affect a particular Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Funds, their investments and the related risks.

+ MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio of securities.

One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Fund is likely to decline because its income-producing equity or fixed-income investments are likely to be worth less.

Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality fixed-income securities, such as U.S. GOVERNMENT SECURITIES.

Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities. This risk may be compounded for Funds such as the Income and U.S. Government Securities Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES which may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind SECURITIES.

Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a Fund's vulnerability to such factors.

The Equity Funds, by investing in equity securities, such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

+ CREDIT RISK. Each of the Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock Growth, Small Cap Growth, Income and High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

+ CURRENCY RISK. Funds such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds that invest in securities denominated in, and/or receive revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

+ GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund invests significant portions of its assets in the northwestern United States and generally has more exposure to regional economic risks than Funds making investments more broadly.

+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income and High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income and Growth & Income Funds and the Fixed-Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Each Fund, except the Money Market Fund, may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

REAL ESTATE RISK. Funds such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Short Term Income and Income Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a Fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A Fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. A Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets (plus borrowings for investment purposes) in REIT securities.

+ DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, enter into STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or that invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors or the sub-advisor, if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund generally have the greatest exposure to this risk.

+ MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Funds hold, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the Fund's purchasing power over time.

                             PRINCIPAL RISKS by fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                Foreign     Geographic
                    Market  Credit  Currency   Investment  Concentration
       Fund          Risk    Risk     Risk        Risk         Risk
REIT
fund                  X       X         X          X
EQUITY
INCOME                X       X         X          X
fund
SMALL CAP VALUE
Fund                                    X          X
GROWTH &
INCOME                X       X         X          X
fund
WEST COAST
EQUITY                X       X         X          X             X
fund
MID CAP STOCK
fund                  X       X         X          X
GROWTH
fund                  X       X         X          X
SMALL CAP
GROWTH                X       X         X          X
fund
INTERNATIONAL
GROWTH                X       X         X          X
fund
SHORT TERM
INCOME                X       X         X          X
fund
U.S. GOVERNMENT
SECURITIES            X       X
fund
INCOME
fund                  X       X         X          X
HIGH YIELD
fund                  X       X         X          X
MONEY
MARKET                X       X                    X
fund


                                  Real                                         Smaller   Money
                    Leveraging   Estate  Derivatives  Liquidity   Management   Company   Market
       Fund            Risk       Risk      Risk        Risk         Risk       Risk      Risk
REIT
fund                    X          X          X           X           X           X
EQUITY
INCOME                  X          X          X           X           X           X
fund
SMALL CAP VALUE
Fund                    X          X          X                                   X
GROWTH &
INCOME                  X          X          X           X           X           X
fund
WEST COAST
EQUITY                             X          X           X           X           X
fund
MID CAP STOCK
fund                    X          X          X           X           X           X
GROWTH
fund                    X                     X           X           X           X
SMALL CAP
GROWTH                  X                     X           X           X           X
fund
INTERNATIONAL
GROWTH                  X                     X           X           X           X
fund
SHORT TERM
INCOME                  X                     X           X           X
fund
U.S. GOVERNMENT
SECURITIES              X                     X           X           X
fund
INCOME
fund                    X                     X           X           X
HIGH YIELD
fund                    X                     X           X           X           X
MONEY
MARKET                                                    X           X                    X
fund

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you invest in Class I shares of a Fund. Each of the Funds offers other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Funds, please contact WM Shareholder Services at 800-222-5852. The examples on the next two pages are intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

--------------------------------------------------------------------------------------------------------------------
                                           SHAREHOLDER FEES                                       CLASS I
                              (fees paid directly from your investment)                         SHARES(in %)
         ----------------------------------------------------------------------------------------------------
         Maximum sales charge (load) imposed on purchases (as a percentage of offering price)       0.00
         ----------------------------------------------------------------------------------------------------
         Maximum sales charge imposed on reinvested dividends                                       0.00
         ----------------------------------------------------------------------------------------------------
         Maximum deferred sales charge ("load") (as a percentage of original purchase price
         or redemption proceeds, as applicable)                                                     0.00
         ----------------------------------------------------------------------------------------------------
         Exchange Fee                                                                               0.00
         ----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            EXAMPLES: You would pay the
                                                                        ANNUAL FUND         following expenses on a $10,000
                                                                    OPERATING EXPENSES      investment assuming a 5% annual
                                                                (Expenses that are deducted return and redemption at the end
         CLASS I SHARES                                              from Fund assets)      of each period:
         -------------------------------------------------------------------------------------------------------------------------
                                                                                Total
                                                                             Annual Fund
                                                    Management     Other      Operating     One     Three    Five      Ten
                                                       Fees      Expenses     Expenses      Year    Years    Years    Years
         -------------------------------------------------------------------------------------------------------------------

         REIT Fund                                  0.80%        0.12%         0.92%        $ 94      $293     $509   $1,131
         -------------------------------------------------------------------------------------------------------------------
         Equity Income Fund                         0.54         0.07          0.61           62       195      340      762
         -------------------------------------------------------------------------------------------------------------------
         Small Cap Value Fund(1)                    0.85         0.11          0.96           98       306      531    1,178
         -------------------------------------------------------------------------------------------------------------------
         Growth & Income Fund                       0.52         0.07          0.59           60       189      329      738
         -------------------------------------------------------------------------------------------------------------------
         West Coast Equity Fund                     0.58         0.09          0.67           68       214      373      835
         -------------------------------------------------------------------------------------------------------------------
         Mid Cap Stock Fund                         0.75         0.06          0.81           83       259      450    1,002
         -------------------------------------------------------------------------------------------------------------------
         Growth Fund                                0.79         0.13          0.92           94       293      509    1,131
         -------------------------------------------------------------------------------------------------------------------
         Small Cap Growth Fund                      0.85         0.11          0.96           98       306      531    1,178
         -------------------------------------------------------------------------------------------------------------------
         International Growth Fund                  0.90         0.17          1.07          109       340      590    1,306
         -------------------------------------------------------------------------------------------------------------------
         Short Term Income Fund                     0.50         0.09          0.59           60       189      329      738
         -------------------------------------------------------------------------------------------------------------------
         U.S. Government Securities Fund            0.50         0.07          0.57           58       183      318      714
         -------------------------------------------------------------------------------------------------------------------
         Income Fund                                0.50         0.06          0.56           57       179      313      701
         -------------------------------------------------------------------------------------------------------------------
         High Yield Fund                            0.57         0.07          0.64           65       205      357      798
         -------------------------------------------------------------------------------------------------------------------
         Money Market Fund                          0.45         0.09          0.54           55       173      302      677
         -------------------------------------------------------------------------------------------------------------------

(1) Percentages for the Small Cap Value Fund are based on estimated amounts for the current fiscal year.

                            DESCRIPTION OF THE FUNDS

This section provides a more complete description of the investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on an investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

EQUITY FUNDS

REIT FUND. Under normal market conditions, the REIT Fund will normally invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. REIT securities are investments in real estate investment trusts. The Fund may also invest in U.S. government obligations, convertible securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual Fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.


WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region,
(ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region, which includes Alaska, California, Idaho, Montana, Oregon and Washington. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this six state area.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").


MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund's portfolio is managed by its three sub-advisors -- Janus, Columbia and Oppenheimer. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors.

Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

SMALL CAP GROWTH FUND (formerly the Small Cap Stock Fund). The Small Cap Growth Fund invests primarily (normally, at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including Euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM
Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.

The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.

INCOME FUND. The Income Fund invests most of its assets in:

- fixed-income and convertible securities;

- U.S. government Securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred stocks and convertible preferred stocks;

- the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

- deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. The High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including fixed-income securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

MONEY MARKET FUND The Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

- rated by at least two NRSROs, such as S&P, Fitch or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P, Fitch and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days, and the Money Market Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that the Fund will be able to do so.

To accomplish its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

- U.S. Government Securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which WM Advisors or the respective sub-advisor may employ in pursuit of that Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth, Growth & Income and Income Funds may each invest up to 35% of its total assets, and the REIT, Equity Income, Small Cap Value, West Coast Equity, Mid Cap Stock and Small Cap Growth Funds each may invest up to 20% of its total assets in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets in such securities.

Below-investment-grade-fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Small Cap Growth, International Growth and Short Term Income Funds, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds.

The Short Term Income, U.S. Government Securities, Income and High Yield Funds may enter into a DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income and High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-Income securities, including municipal obligations, rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include ZERO COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income Fund and the Fixed-Income Funds may purchase floating rate, inverse floating rate and variable rate securities, including participation interests therein and assignments thereof.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securi-ties. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity and Fixed-Income Funds (with the exception of the Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Money Market Fund (the "Non-Money Funds") (with the exception of the Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds) may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

In addition, a Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollars.

While the foregoing actions are intended to protect a Fund from adverse currency movements, or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), GLOBAL DEPOSITARY RECEIPTS ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibly greater risk arising from the geographic concentration of their investments.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government and High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of each Non-Money Fund, and up to 10% of the net assets of the Money Market Fund, may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Funds.

Each of the Funds may purchase RESTRICTED SECURITIES, (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds may each lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income and High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

In addition, like other fixed-income securities, the value of

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

mortgage-backed securities will generally fluctuate in response to market interest rates.

The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.


In addition, the REIT, Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

The REIT, Equity Income, Small Cap Value, Mid Cap Stock, Small Cap Growth, Short Term Income, U.S. Government Securities Income, High Yield and Money Market Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL OBLIGATIONS, LEASES AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The Money Market Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event foreclosure of that property might prove difficult.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-subject bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in AMT-subject bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Small Cap Growth, Mid Cap Stock, Growth, International Growth, Short Term Income and High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets (plus borrowings for investment purposes) in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Fund except the Money Market Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, the fixed-income funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit Default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk.

All the above are collectively referred to as "strategic transactions."

Strategic transactions may be used:

- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

- to protect the Fund's unrealized gains in the value of its portfolio securities;


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

- to facilitate the sale of such securities for investment purposes;

- to manage the effective maturity or duration of the Fund's portfolio; or

- to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.

The use of strategic transactions involves special considerations and risks; for example:

- the ability of the Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

- the risk that the other party to a strategic transaction will fail to meet its obligations to the Fund;

- the risk that the Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio positions.

Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. WM Advisors and the sub-advisors will not consider a Funds' portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Funds' investment objectives and policies.

                             INVESTING IN THE FUNDS

CLASS I SHARES

Class I shares are available for purchase only by the various series of WM Strategic Asset Management Portfolios, LLC, except that WM Advisors and its affiliates may purchase Class I shares of the Money Market Fund.

They are sold at the net asset value next determined after receipt of a properly completed purchase order, and are not subject to a contingent deferred sales charge.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES OF ANY CLASS AT ANY TIME. Each Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Funds distribute dividends from net investment income (which is essentially interest and dividends from securities held), minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Fixed-Income and Money Funds will normally be declared daily and paid monthly. Dividends from the net investment income of the Equity Income and Growth & Income Funds will normally be declared and paid quarterly. Dividends from the net investment income of the Growth Fund will normally be declared and paid semiannually. Dividends from the net investment income of the West Coast Equity, Small Cap Stock and International Growth Funds will normally be declared and paid annually. Except as otherwise specified, the Funds distribute capital gains, if any, at least annually, normally in December.

You have three choices regarding what you do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your investment representative. The options include:

AUTOMATIC REINVESTMENT. This procedure is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund.

REINVEST DIVIDENDS IN ANOTHER FUND. Income dividends may be automatically invested in the same class of shares of another Fund, provided that Fund is available for sale in your state of residence.

CASH PAYMENT OF ALL DISTRIBUTIONS. All dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.

Reinvestments of income dividends and capital gain distributions are made at the closing NAV on the day dividends or distributions are deducted from the Fund's assets.

If you've chosen to receive dividends or capital gain distributions in cash and your check is returned as undeliverable, the Funds reserve the right (but are not obligated) to reinvest your check at the then current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

HOW CAN I SELL MY SHARES?

You should contact your Investment Representative to redeem shares.

YOU MAY ALSO REDEEM SHARES THAT ARE REGISTERED IN YOUR NAME WITH THE TRANSFER AGENT AT ANY TIME. The price paid per share will be the NAV next calculated after receipt of a properly completed redemption request.

TELEPHONE. You may authorize telephone transactions on your Fund account application. Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 800-222-5852. Telephone transaction privileges may be restricted and generally will not be allowed for amount totalling more than $50,000 in a given day. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account.

It may be difficult to reach the Trusts' offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Funds' transfer agent is committed to extending its

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

hours to 5:00 a.m. to 6:00 p.m. Pacific time during such periods. You may also use the voice response unit (VRU) that the Funds maintain, which provides account access 24 hours per day.

WRITTEN REQUEST. Redemptions also may be requested by writing the Trusts' offices. Written requests including requests for redemptions exceeding $50,000, may require a signature guarantee, as described below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration may also require signature guarantees of all registered owners. For your protection, the signature(s) must be guaranteed by an eligible guarantor institution which includes banks, credit unions, broker dealers, national securities exchanges, savings institutions as well as medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased Fund shares by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed for up to 15 days after the purchase transaction, until the Transfer Agent verifies collection of funds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for seven days, as permitted by federal securities laws. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank may also charge a fee.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals of at least $50 on a periodic basis. A $5,000 minimum balance in the applicable Fund is required to establish a systematic withdrawal plan (the minimum balance requirement is waived for IRA accounts). Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. The beginning balance is the account balance at the time the plan is established.

OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, the Funds reserve the right to charge an annual "small account" fee, to be deducted from existing shares in the account. Alternatively, an account may be closed after 60 days' written notice if the value in an individual Fund falls below a minimum initial investment. Shares will be redeemed at the next calculated NAV, less any applicable CDSC, on the day the account is closed.

REDEMPTIONS AND EXCHANGES OF SHARES

You may exchange shares of any of the Funds for shares of the same class of any other of the Funds. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. However, exchange redemptions of International Growth Fund shares made within 90 days of purchase will be subject to a redemption fee equal to 2% of the proceeds. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund from which the shares were initially purchased. Shares exchanged from a Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.

All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed.

TAX CONSIDERATIONS

Each Fund will distribute substantially all of its net investment income and net realized capital gain on a current basis.

The shareholder is responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For the period between May 6, 2003 and December 31, 2003, distribution of investment income designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Because of tax law requirements, you must provide the Trusts an accurate and certified taxpayer identification number (for individuals, generally a Social Security Number) to avoid the 28% "back-up" withholding tax currently in effect.

Early in each calendar year each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the International Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Fund may determine its NAVs on days in which the New York Stock Exchange is not open for regular trading.


In addition, the Portfolio and Funds have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Portfolios and Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and Funds.

ADVISOR AND SUB-ADVISORS

The Funds are managed by WM Advisors, Inc., which is referred to as WM Advisors in this Prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities in respect of the Growth, International Growth and Tax-Exempt Bond Funds to sub-advisors. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.

WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. In connection with its service as investment advisor to each Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Funds and may replace or remove any such sub-advisor if it deems such action to be in the best interests of a Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets. WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071 ("Capital Guardian"), acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group
Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $146.1 billion as of December 31, 2003.

COLUMBIA MANAGEMENT ADVISORS, INC., 100 Federal Street, Boston, MA 02110 ("Columbia") acts as one of three sub-advisors to the Growth Fund. Columbia's Portland-based investment center has been registered with the SEC as an investment advisor since 1969. Columbia Management Company was acquired by Fleet Financial Group in 1997 (later known as FleetBoston Financial). On April 1, 2004, the holding companies of FleetBoston Financial Corporation and Bank of America Corporation merged. As a result of the merger, Columbia became part of the Bank of America family of companies. As of December 31, 2003, Columbia and its affiliates had aggregate assets under management of approximately $136.8 billion.

JANUS CAPITAL MANAGEMENT LLC, 151 Detroit Street, Denver, Colorado 80206 ("Janus"), acts as one of three sub-advisors to the Growth Fund. Janus is a direct subsidiary of Janus Capital Group, Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31,
                                       37

2003, Janus' assets under management were in excess of $151.5 billion.

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10018 ("Oppenheimer"), acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $154.8 billion in assets as of December 31, 2003, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

COMPENSATION

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance.

INDIVIDUAL FUND MANAGERS

Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since February 1999. Michael D. Meighan, CFA, Vice President and Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Prior to Mr. Yoakum's joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors, Inc.) for eight years. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

Stephen Q. Spencer, CFA, First Vice President, Head of Investments, and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Spencer has had primary responsibility for the day-to-day management of the Growth & Income Fund since March 2003. Previously, Mr. Yoakum and Mr. Spencer co-managed the Growth & Income Fund, since January 2000. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. since 1985.

Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Equity Income Fund since March 2001. He has also been responsible for the day-to-day management of the REIT Fund since March 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999, Vice President, Director and Portfolio Manager of Parametric Portfolio Associates from 1994 to 1995 and Vice President and Portfolio Manager of Morgan Stanley Asset Management from 1988 to 1994.

Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.

Daniel R. Coleman, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Linda C. Olson, CFA, Vice President and Senior Portfolio Manager of WM Advisors and has been responsible for the day-to-day management of the Small Cap Growth Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Ms. Olson has been employed by WM Advisors since 1997.

Gary J. Pokrzywinski, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Fixed Income Funds and is primarily responsible for the day-to-day management of the Income and High Yield Funds. He has managed these Funds since July 1992 and March 1998, respectively, and has been employed by WM Advisors since 1992.

David W. Simpson, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Small Cap Value Fund since March 2004. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.


Craig V. Sosey, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Capital Guardian has been sub-advisor for the International Growth Fund since June 1999. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Arthur
J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the

Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1971. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization since 1972, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President and portfolio manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. Mr. Sauvage is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1981. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director -- Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981.

Alexander S. Macmillan III, CFA, and Paul J. Berlinguet have co-managed the portion of the Growth Fund's portfolio that is managed by Columbia since April 1, 2004. Prior to April 1st, Mr. Macmillan was primarily responsible for the day-to-day management of Columbia's portion of the portfolio since March 1, 2002. Mr. Macmillan, a Senior Vice President and Co-head of the Large-Cap Growth Team, has been employed by Columbia since 1989. Mr. Berlinguet, a Co-head of the Large-Cap Growth Team, has been associated with Columbia since October 2003. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the Large-Mid Cap Equity Group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

E. Marc Pinto, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the LargeCap Growth discipline.

Jane Putnam, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to WM Advisors at the following rates:*

                                                       Fees Paid as a Percentage
          FUNDS                                            of Net Assets
          ----------------------------------------------------------------------
          Equity Income Fund .......................          0.54 %
          Growth & Income Fund .....................          0.52 %
          West Coast Equity Fund ...................          0.58 %
          Mid Cap Stock Fund .......................          0.75 %
          Growth Fund ..............................          0.79 %**
          Small Cap Growth Fund ....................          0.85 %
          International Growth Fund ................          0.90 %**
          Short Term Income Fund ...................          0.50 %
          U.S. Government Securities Fund ..........          0.50 %
          Income Fund ..............................          0.50 %
          High Yield Fund ..........................          0.57 %
          Money Market Fund ........................          0.45 %

* Fees paid by the REIT Fund and Small Cap Value Fund are not disclosed because the Funds have not operated for a full Fiscal year. As a percentage of net assets, the REIT Fund will pay 0.80% of the First $500 million, 0.75% of the next $1.5 billion, 0.70% of the next $1 billion and 0.65% thereafter. As a percentage of net assets, the Small Cap Value Fund will pay 0.85% of its average net assets.

** Including amounts paid to sub-advisors.

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditor's Reports, along with the Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.


                            REIT FUND CLASS I SHARES

                                                   YEAR ENDED
                                               OCTOBER 31, 2003
                                               ----------------
Net Asset Value, Beginning of Period .........   $    10.00
                                                 ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ...............         0.34(3)
  Net Realized and Unrealized Gain/(Loss)
  on Investments .............................         2.32
                                                 ----------
    Total from Investment Operations .........         2.66
                                                 ----------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .......        (0.19)
  Distributions from Net Realized
    Capital Gains ............................           --
                                                 ----------
    Total Distributions ......................        (0.19)
                                                 ----------
Net Asset Value, End of Period ...............   $    12.47
                                                 ==========
Total Return(2) ..............................        26.76%
 RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .......   $182,138
  Ratio of Operating Expenses to Average Net
    Assets(6) ................................        0.92%(1)
  Ratio of Net Investment Income/(Loss)
    to Average Net Assets.....................        4.09%(1)
  Portfolio Turnover Rate.....................          7%
  Ratio of Operating Expenses to Average
   Net Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian ..........        0.92%(1)


                      EQUITY INCOME FUND CLASS I SHARES


                                                   YEAR ENDED          YEAR ENDED               YEAR ENDED            YEAR ENDED
                                               OCTOBER 31, 2003    OCTOBER 31, 2002        OCTOBER 31, 2001     OCTOBER 31, 2000(11)
                                               ----------------    -----------------       ----------------     --------------------
Net Asset Value, Beginning of Period .........   $     12.73         $      14.85          $        15.59       $       14.47
                                                 -----------         ------------          --------------       -------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ...............          0.38(3)              0.45(3)(12)             0.54(3)             0.11(3)
  Net Realized and Unrealized Gain/(Loss)
  on Investments .............................          2.72                (1.85)(12)               0.35                1.13
                                                 -----------         ------------          --------------       -------------
    Total from Investment Operations .........          3.10                (1.40)                   0.89                1.24
                                                 -----------         ------------          --------------       -------------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .......         (0.38)               (0.40)                  (0.50)              (0.12)
  Distributions from Net Realized
    Capital Gains ............................            --                (0.32)                  (1.13)                 --
                                                 -----------         ------------          --------------       -------------
    Total Distributions ......................         (0.38)               (0.72)                  (1.63)              (0.12)
                                                 -----------         ------------          --------------       -------------
Net Asset Value, End of Period ...............   $     15.45         $      12.73          $        14.85       $       15.59
                                                 ===========         ============          ==============       =============
Total Return(2) ..............................         24.77%              (10.04)%                  6.26%               8.63%
 RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .......   $    529,665        $    350,185          $      252,453       $      96,436
  Ratio of Operating Expenses to Average Net
    Assets(6) ................................           0.61%               0.63%                   0.64%               0.72%(1)
  Ratio of Net Investment Income/(Loss)
    to Average Net Assets.....................           2.77%               3.11%(12)               3.49%               3.72%(1)
  Portfolio Turnover Rate.....................            18%                 16%                     17%                 84%
  Ratio of Operating Expenses to Average
   Net Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian ..........           0.61%               0.63%                   0.65%               0.72%(1)

                      GROWTH & INCOME FUND CLASS I SHARES

                                               YEAR ENDED       YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             OCTOBER 31, 2003 OCTOBER 31, 2002  OCTOBER 31, 2001 OCTOBER 31, 2000 OCTOBER 31, 1999
                                             ---------------- ----------------  ---------------- ---------------- ----------------
Net Asset Value, Beginning of Period .......   $   18.52          $   22.39         $     27.16      $     24.65     $     20.03
                                               ---------          ---------         -----------      -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) .............        0.29(3)            0.24(3)             0.18             0.14            0.16(3)
  Net Realized and Unrealized Gain/(Loss)
   on Investments ..........................        3.12              (3.70)              (3.64)            3.31            4.61
                                               ---------          ---------         -----------      -----------     -----------
    Total from Investment Operations .......        3.41              (3.46)              (3.46)            3.45            4.77
                                               ---------          ---------         -----------      -----------     -----------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ......      (0.25)             (0.05)              (0.14)           (0.11)          (0.15)
  Distributions from Net Realized Capital
    Gains....................................         --              (0.36)              (1.17)           (0.83)          (0.00)(4)
                                               ---------          ---------         -----------      -----------     -----------
    Total Distributions .....................      (0.25)             (0.41)              (1.31)           (0.94)          (0.15)
                                               ---------          ---------         -----------      -----------     -----------
Net Asset Value, End of Period ..............  $    21.68         $   18.52         $     22.39      $     27.16     $     24.65
                                               ==========         =========         ===========      ===========     ===========
Total Return(2)                                     18.61%           (15.84)%            (13.12)%          14.35%          23.87%
 RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ......  $  895,547        $  671,191         $   768,550      $   725,241     $   461,629
  Ratio of Operating Expenses to Average
   Net Assets(6).............................        0.59%             0.60%               0.58%            0.60%           0.67%
  Ratio of Net Investment Income/(Loss)
   to AverageNet Assets .....................        1.46%             1.13%               0.74%            0.55%           0.70%
  Portfolio Turnover Rate ...................          17%               22%                 35%              35%             47%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian .........        0.59%             0.60%               0.58%            0.60%           0.67%

Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                      WEST COAST EQUITY FUND CLASS I SHARES

                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                               OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2001  OCTOBER 31, 2000
                                                               ---------------- ---------------- ----------------  ----------------
Net Asset Value, Beginning of Period ........................   $  23.83             $ 29.00         $  36.34         $  32.04
                                                                --------             -------         --------         --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ..............................       0.13(3)             0.12(3)          0.20             0.22(3)
  Net Realized and Unrealized Gain/(Loss) on Investments ....       8.43               (4.10)           (2.34)            8.21
                                                                --------             -------         --------         --------
    Total from Investment Operations ........................       8.56               (3.98)           (2.14)            8.43
                                                                --------             -------         --------         --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ......................          -               (0.17)           (0.13)               -
  Distributions from Net Realized Capital Gains .............          -               (1.02)           (5.07)           (4.13)
  Distributions from Capital ................................          -                   -                -                -
                                                                --------             -------         --------         --------
    Total Distributions .....................................          -               (1.19)           (5.20)           (4.13)
                                                                --------             -------         --------         --------
Net Asset Value, End of Period ..............................   $  32.39             $ 23.83         $  29.00         $  36.34
                                                                ========             =======         ========         ========
Total Return(2) .............................................      35.92%             (14.65)%          (6.22)%          29.11%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ......................   $349,363             195,029         $176,303         $148,954
  Ratio of Operating Expenses to Average Net Assets(6) ......       0.67%               0.70%            0.68%            0.70%
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets ...................................................       0.49%               0.42%            0.71%            0.59%
  Portfolio Turnover Rate ...................................         14%                 16%              27%              42%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian .........................       0.67%               0.70%            0.68%            0.70%

                                                                      YEAR ENDED
                                                                OCTOBER 31, 1999(10)
                                                              ----------------------
Net Asset Value, Beginning of Period ........................          $  29.72
                                                                       --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ..............................              0.01
  Net Realized and Unrealized Gain/(Loss) on Investments ....              2.31
                                                                       --------
    Total from Investment Operations ........................              2.32
                                                                       --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ......................                 -
  Distributions from Net Realized Capital Gains .............                 -
  Distributions from Capital ................................                 -
                                                                       --------
    Total Distributions .....................................                 -
                                                                       --------
Net Asset Value, End of Period ..............................          $  32.04
                                                                       ========
Total Return(2) .............................................              7.81%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ......................          $  6,102
  Ratio of Operating Expenses to Average Net Assets(6) ......              0.81%(1)
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets ...................................................              0.13%(1)
  Portfolio Turnover Rate ...................................                41%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian .........................              0.81%(1)

Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                        MID CAP STOCK FUND CLASS I SHARES


                                                                YEAR ENDED       YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                             OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2001 OCTOBER 31, 2000(12)
                                                             ---------------- ---------------- ---------------- --------------------
Net Asset Value, Beginning of Period .......................       $12.51        $  13.59          $  12.62          $  10.00
                                                                   ------        --------          --------          --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) .............................         0.06(3)         0.04(3)           0.04(3)           0.02(3)
  Net Realized and Unrealized Gain/(Loss) on Investments ...         2.97           (0.60)             1.00              2.60
                                                                   ------        --------          --------          --------
    Total from Investment Operations .......................         3.03           (0.56)             1.04              2.62
                                                                   ------        --------          --------          --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .....................        (0.04)          (0.02)            (0.02)                -
  Distributions from Net Realized Capital Gains ............           --           (0.50)            (0.05)                -
                                                                   ------        --------          --------          --------
    Total Distributions ....................................        (0.04)          (0.52)            (0.07)                -
                                                                                 --------          --------          --------
Net Asset Value, End of Period .............................       $15.50        $  12.51          $  13.59          $  12.62
                                                                   ======        ========          ========          ========
Total Return(2) ............................................        24.27%          (4.44)%            8.29%            26.20%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .....................     $369.772        $231,409          $220,052          $176,653
  Ratio of Operating Expenses to Average Net Assets(6) .....         0.81%           0.83%             0.81%             0.88%(1)
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets ..................................................         0.42%           0.32%             0.30%             0.23%(1)
  Portfolio Turnover Rate ..................................           28%             27%               33%                9%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian ........................        0.81%            0.83%             0.81%             0.88%(1)


Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           GROWTH FUND CLASS I SHARES


                                    YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    JUNE 30,
                                       2003           2002           2001         2000         1999         1998(7)       1998
                                    ---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period ............. $  11.74       $  15.48       $  33.23     $  29.96     $  17.76     $  18.56       $  14.94
                                    --------       --------       --------     --------     --------     --------       --------
 INCOME FROM INVESTMENT
   OPERATIONS:
  Net Investment Income/(Loss) ....     0.00(3)(4)    (0.01)(3)       0.02(3)      0.01(3)     (0.11)(3)    (0.05)(3)      (0.10)(3)
  Net Realized and Unrealized
   Gain/(Loss) on Investments .....     2.39          (3.73)        (13.31)        7.09        14.14        (0.75)          5.00
                                    --------       --------       --------     --------     --------     --------       --------
    Total from Investment
      Operations ..................     2.39          (3.74)        (13.29)        7.10        14.03        (0.80)          4.90
                                    --------       --------       --------     --------     --------     --------       --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment
    Income ........................        -              -          (0.33)           -            -            -              -
  Distributions from Net Realized
    Capital Gains .................        -              -          (4.13)       (3.83)       (1.83)           -          (1.28)
  Distributions from Capital ......        -              -              -            -            -            -              -
                                    --------       --------       --------     --------     --------     --------       --------
    Total Distributions ..........         -              -          (4.46)       (3.83)       (1.83)           -          (1.28)
                                    --------       --------       --------     --------     --------     --------       --------
Net Asset Value, End of Period ...  $  14.13       $  11.74       $  15.48     $  33.23     $  29.96     $  17.76       $  18.56
                                    ========       ========       ========     ========     ========     ========       ========
Total Return(2) ..................     20.27%        (24.16)%(15)   (45.50)%      24.73%       85.13%       (4.31)%        35.75%
 RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of
   Period (in 000's) .............  $664,334        357,296       $203,646     $399,028     $386,367     $119,351       $115,729
  Ratio of Operating Expenses to
   Average Net Assets(6) .........      0.92%          1.03%          1.00%        0.90%        0.87%        1.26%(1)       1.36%
  Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets ....................      0.04%         (0.08)%         0.09%        0.01%       (0.44)%      (0.78)%(1)     (0.61)%
  Portfolio Turnover Rate ........       .71%           170%            99%          92%         119%          24%           153%
  Ratio of Operating Expenses
   to Average Net Assets Without
   Fee Waivers, Expenses
   Reimbursed and/or Fees
   Reduced by Credits
   Allowed by the Custodian ......      0.92%          1.03%          1.00%        0.96%        1.06%        1.26%(1)       1.36%


                      SMALL CAP GROWTH FUND CLASS I SHARES


                                                                YEAR ENDED       YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                             OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2001 OCTOBER 31, 2000(11)
                                                             ---------------- ---------------- ---------------- --------------------
Net Asset Value, Beginning of Period .......................    $   8.35          $  13.74         $  26.77           $  24.98
                                                                --------          --------         --------           --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) .............................       (0.02)(3)         (0.06)(3)        (0.06)             (0.15)(3)
  Net Realized and Unrealized Gain/(Loss) on Investments ...        5.43             (4.36)           (9.66)              1.94
                                                                --------          --------         --------           --------
    Total from Investment Operations .......................        5.41             (4.42)           (9.72)              1.79
                                                                --------          --------         --------           --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .....................           -                 -                -                  -
  Distributions from Net Realized Capital Gains ............           -             (0.97)           (3.31)                 -
                                                                --------          --------         --------           --------
    Total Distributions ....................................           -             (0.97)           (3.31)                 -
                                                                --------          --------         --------           --------
Net Asset Value, End of Period .............................    $  13.76          $   8.35         $  13.74           $  26.77
                                                                ========          ========         ========           ========
Total Return(2) ............................................       64.67%           (35.32)%         (40.49)%             7.21%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .....................    $337,271          $123,620         $134,462           $150,073
  Ratio of Operating Expenses to Average Net Assets(6) .....        0.96%             1.00%            0.97%              0.98%(1)
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets ..................................................       (0.18)%           (0.52)%          (0.48)%            (0.52)%(1)
  Portfolio Turnover Rate ..................................          40%               21%              46%                49%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Reimbursed and/or Fees Reduced by
   Credits Allowed by the Custodian ........................        0.96%             1.00%            0.97%              0.99%(1)


Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                    INTERNATIONAL GROWTH FUND CLASS I SHARES


                                                            YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                               2003           2002          2001          2000          1999
                                                           ---------------------------------------------------------------------
Net Asset Value, Beginning of Period ....................   $   6.80       $   7.69     $   11.00     $  11.16      $    8.83
                                                            --------       --------     ---------     --------      ---------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ..........................       0.08(3)        0.04(3)       0.04         0.05(3)        0.07(3)
  Net Realized and Unrealized Gain/(Loss) on
   Investments ..........................................      (1.64)         (0.75)        (2.68)        0.00(4)        2.65
                                                            --------       --------     ---------     --------      ---------
    Total from Investment Operations ....................      (1.72)         (0.71)        (2.64)        0.05           2.72
                                                            --------       --------     ---------     --------      ---------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ..................      (0.09)         (0.18)        (0.01)       (0.21)         (0.28)
  Redemption Fees .......................................         --           0.00 (4)        --           --             --
  Distributions from Net Realized Capital Gains .........         --             --         (0.66)       (0.00)(4)      (0.11)
  Distributions from Capital ............................         --             --            --           --             --
                                                            --------       --------     ---------     --------      ---------
    Total Distributions .................................      (0.09)(4)      (0.18)        (0.67)       (0.21)         (0.39)
                                                            --------       --------     ---------     --------      ---------
Net Asset Value, End of Period ..........................   $   8.43       $   6.80     $    7.69     $  11.00      $   11.16
                                                            ========       ========     =========     ========      =========
Total Return(2) .........................................      25.56%         (9.61)%      (25.53)%       0.26%         31.98%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ..................   $317,498       $185,137     $ 124,886     $145,176      $ 163,610
  Ratio of Operating Expenses to Average Net Assets(6) ..       1.07%          1.19%         1.18%        1.14%          1.28%
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets ...............................................       1.10%          0.54%         0.50%        0.39%          0.73%
  Portfolio Turnover Rate ...............................         19%            25%           27%          37%           164%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers, Expenses Reimbursed and/or Fees
   Reduced by Credits Allowed by the Custodian ..........       1.07%          1.19%         1.18%        1.14%          1.29%

Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                      SHORT TERM INCOME FUND CLASS I SHARES


                                                         YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                            2003           2002          2001            2000           1999
                                                        ------------------------------------------------------------------------
Net Asset Value, Beginning of Period ................    $   2.34       $   2.41      $     2.29      $   2.29       $   2.35
                                                         --------       --------      ----------      --------       --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss) ......................        0.09           0.13(14)        0.15          0.14           0.13(3)
  Net Realized and Unrealized Gain/(Loss) on
   Investments ......................................        0.06          (0.07)(14)       0.12         (0.00)(4)      (0.06)
                                                         --------       --------      ----------      --------       --------
    Total from Investment Operations ................        0.15           0.06            0.27          0.14           0.07
                                                         --------       --------      ----------      --------       --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ..............       (0.10)         (0.13)          (0.15)        (0.14)         (0.13)
  Distributions from Net Realized Capital
  Gains .............................................          --             --              --            --             --
  Distributions from Capital ........................          --             --              --            --             --
                                                         --------       --------      ----------      --------       --------
    Total Distributions .............................       (0.10)         (0.13)          (0.15)        (0.14)         (0.13)
                                                         --------       --------      ----------      --------       --------
Net Asset Value, End of Period ......................    $   2.39       $   2.34      $     2.41      $   2.29       $   2.29
                                                         ========       ========      ==========      ========       ========
Total Return(2) .....................................        6.55%          2.53%          11.93%         6.43%          2.93%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
  Net Assets, End of Period (in 000's) ..............    $129,443       $ 89,210      $  110,710      $ 93,741       $138,955
  Ratio of Operating Expenses to Average Net
   Assets(6) ........................................        0.59%          0.61%           0.27%         0.30%          0.37%
  Ratio of Net Investment Income/(Loss) to
   Average Net Assets ...............................        3.83%          5.38%(14)       6.19%         6.24%          5.67%
  Portfolio Turnover Rate ...........................          33%            28%             27%           14%            85%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by Credits
   Allowed by the Custodian .........................        0.59%          0.61%           0.59%         0.60%          0.71%

Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                 U.S. GOVERNMENT SECURITIES FUND CLASS I SHARES


                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                                          2003          2002         2001          2000        1999
                                                      ------------------------------------------------------------------
Net Asset Value, Beginning of Period ................   $  11.19      $   11.20     $   10.55    $   10.51    $  10.99
                                                        --------      ---------     ---------    ---------    --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income .............................       0.44(3)        0.58(12)      0.66         0.67        0.66
  Net Realized and Unrealized Gain/(Loss) on
   Investments ......................................      (0.19)          0.04(12)      0.65         0.04       (0.51)
                                                        --------      ---------     ---------    ---------    --------
    Total from Investment Operations ................       0.25           0.62          1.31         0.71        0.15
                                                        --------      ---------     ---------    ---------    --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ..............      (0.55)         (0.63)        (0.66)       (0.67)      (0.63)
                                                        --------      ---------     ---------    ---------    --------
    Total Distributions .............................      (0.55)         (0.63)        (0.66)       (0.67)      (0.63)
                                                        --------      ---------     ---------    ---------    --------
Net Asset Value, End of Period ......................   $  10.89      $   11.19     $   11.20    $   10.55    $  10.51
                                                        ========      =========     =========    =========    ========
Total Return(2) .....................................       2.32%          5.77%        12.81%        7.07%       1.43%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
  Net Assets, End of Period (in 000's) ..............   $658,676      $ 365,912     $ 301,656    $ 247,204    $184,708
  Ratio of Operating Expenses to Average Net
   Assets(6) ........................................       0.57%          0.58%         0.57%        0.56%       0.60%
  Ratio of Operating Expenses to Average Net
   Assets Including Interest Expense ................       0.57%          0.58%         0.57%        0.56%       0.60%
  Ratio of Net Investment Income to Average
   Net Assets .......................................       3.95%          5.29%(12)     6.09%        6.52%       6.12%
  Portfolio Turnover Rate ...........................         62%            48%           30%          13%         55%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by Credits
   Allowed by the Custodian .........................       0.57%          0.58%         0.57%        0.59%       0.68%


Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           INCOME FUND CLASS I SHARES


                                                    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                       2003           2002          2001           2000          1999
                                                    -----------    -----------   -----------    -----------   -----------
Net Asset Value, Beginning of Period .............   $   9.03      $   9.34       $   8.91       $   8.99       $  9.44
                                                     --------      --------       --------       --------       -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income/(Loss) ..................       0.55          0.64(12)       0.66           0.66          0.65
  Net Realized & Unrealized Gain/(Loss) on
   Investments ...................................       0.38         (0.29)(12)      0.44          (0.08)        (0.45)
                                                     --------      --------       --------       --------       -------
    Total from Investment Operations .............       0.93          0.35           1.10           0.58          0.20
                                                     --------      --------       --------       --------       -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...........      (0.60)        (0.66)         (0.67)         (0.66)        (0.65)
                                                     --------      --------       --------       --------       -------
    Total Distributions ..........................      (0.60)        (0.66)         (0.67)         (0.66)        (0.65)
                                                     --------      --------       --------       --------       -------
Net Asset Value, End of Period ...................   $   9.36      $   9.03       $   9.34       $   8.91       $  8.99
                                                     ========      ========       ========       ========       =======
Total Return(2) ..................................      10.51%         3.94%         12.78%          6.72%         2.24%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
  Net Assets End of Period (in 000's) ............   $679,139      $487,376       $387,998       $286,979       $76,145
  Ratio of Operating Expenses to Average
   Net Assets(6) .................................       0.56%         0.56%          0.56%          0.60%         0.68%
  Ratio of Operating Expenses to Average
   Net Assets Including Interest Expense .........       0.56%         0.56%          0.56%          0.60%         0.68%
  Ratio of Net Investment Income to Average
   Net Assets ....................................       5.80%         7.02%(12)      7.27%          7.40%         7.22%
  Ratio of Operating Expenses to Average
   Net Assets Including Interest Expense .........         --            --             --             --            --
  Portfolio Turnover Rate ........................         33%           20%            35%            32%           19%
  Ratio of Operating Expenses to Average
   Net Assets without Fee Waivers, Expenses
   Reimbursed and Fees Reduced by Credits
   Allowed by the Custodian ......................       0.56%         0.56%          0.56%          0.61%         0.72%

Footnotes on page 50

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         HIGH YIELD FUND CLASS I SHARES


                                                   YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      2003            2002              2001           2000           1999
                                                   -----------     -----------       -----------    -----------    -----------
Net Asset Value, Beginning of Period ............. $      6.62     $      7.43       $      8.48    $      8.91    $      8.85
                                                   -----------     -----------       -----------    -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income ..........................        0.63(3)         0.73(12)          0.87           0.93(3)        0.98(3)
  Net Realized and Unrealized Gain/(Loss) on
   Investments ...................................        1.30           (0.72)(12)        (0.99)         (0.43)          0.11(5)
                                                   -----------     -----------       -----------    -----------    -----------
    Total from Investment Operations .............        1.93            0.01             (0.12)          0.50           1.09
                                                   -----------     -----------       -----------    -----------    -----------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...........       (0.69)          (0.82)            (0.93)         (0.93)         (0.98)
  Distributions from Net Realized Capital
   Gains .........................................          --              --                --             --          (0.05)
                                                   -----------     -----------       -----------    -----------    -----------
    Total Distributions ..........................       (0.69)          (0.82)            (0.93)         (0.93)         (1.03)
                                                   -----------     -----------       -----------    -----------    -----------
Net Asset Value, End of Period ................... $      7.86     $      6.62       $      7.43    $      8.48    $      8.91
                                                   ===========     ===========       ===========    ===========    ===========
Total Return(2) ..................................       30.44%          (0.15)%           (1.49)%         5.54%         12.75%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
  Net Assets, End of Period (in 000's) ........... $   424,781        $244,937       $   201,385    $   168,097     $   44,662
  Ratio of Operating Expenses to Average Net
   Assets(6) .....................................        0.64%           0.68%             0.68%          0.72%          0.21%
  Ratio of Net Investment Income to Average
   Net Assets ....................................        8.57%          10.07%(12)        10.87%         10.44%         10.69%
  Portfolio Turnover Rate ........................          61%             60%               27%            40%            30%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Reimbursed and/or Fees Reduced by Credits
   Allowed by the Custodian ......................        0.64%           0.68%             0.69%          0.72%          0.85%

Footnotes on page 50

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                        MONEY MARKET FUND CLASS I SHARES


                                                   YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      2003            2002           2001           2000           1999
                                                   -----------     -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period ...........    $   1.00        $   1.00        $  1.00        $  1.00       $   1.00
                                                    --------       -----------      -------        -------       --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income .......................       0.008           0.015          0.044          0.057          0.046
                                                    --------       -----------      -------        -------       --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .........      (0.008)         (0.015)        (0.044)        (0.057)        (0.046)
                                                    --------       -----------      -------        -------       --------
Net Asset Value, End of Period .................    $   1.00        $   1.00        $  1.00        $  1.00       $   1.00
                                                    ========       ===========      =======       ========       ========
Total Return(2) ................................        0.84%           1.47%          4.46%          5.90%          4.66%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
  Net Assets, End of Period (in 000's) .........    $ 24,880        $169,295        $17,755        $15,885       $102,760
  Ratio of Operating Expenses to Average Net
   Assets(6) ...................................        0.54%           0.54%          0.58%          0.55%          0.62%
  Ratio of Net Investment Income to Average
   Net Assets ..................................        0.83%           1.46%          4.27%          5.72%          4.53%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Reimbursed and Fees Reduced by Credits
   Allowed by the Custodian ....................        0.54%           0.54%          0.58%          0.55%          0.63%


Footnotes on page 50

FOOTNOTES TO FINANCIAL HIGHLIGHTS

     (1)  Annualized.
     (2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
     (3) Per share numbers have been calculated using the average shares method.
     (4)  Amount represents less than $0.01 per share.
     (5) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
     (6) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
     (7)  Fiscal year end changed to October 31 from June 30.

     (8)  On June 7, 1999 the Fund commenced selling Class I shares.
     (9)  On January 5, 2000 the Fund commenced selling Class I shares.
     (10) The Fund commenced operations on March 1, 2000.
     (11) On August 1, 2000 the Fund commenced selling Class I shares.
     (12) The Trusts have adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows (note 2):

                                                           Increase/(Decrease)
                                  Increase/(Decrease)         Net Realized           Increase/(Decrease)
                                     Net Investment          and Unrealized             Ratio of Net
                                        Income                 Gain/(Loss)            Investment Income
Name of Fund                           Per Share                Per Share             Average Net Assets
------------------                   -------------           ---------------         -------------------
Equity Income Fund                      $  0.00*                $  0.00*                   0.01%
Short Term Income Fund                     0.00*                   0.00*                  (0.03)%
U.S. Government Securities Fund           (0.03)                   0.03                   (0.29)%
Income Fund                                0.00*                   0.00*                   0.03%
High Yield Fund                            0.00*                   0.00*                  (0.02)%

----------
*  Amount represents less than $0.01 per share.
** Amount represents less than 0.01% per Share.

     (13) In 2002, 0.45% of Growth Fund's total return for Class I, consisted of voluntary reimbursements by a related party. Excluding the reimbursements, the total return would have been (24.61%) for Class I.

                                   APPENDIX A

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.


+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                 DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

+ CI -- The rating CI is reserved for income bonds on which no income is being paid.

+ D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

Investment Grade

+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

+ A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

+ CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

+ DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

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FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS


The WM Group's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds. The SAI and the Independent Auditors' Reports, along with the financial statements included in the Funds' recent Annual Reports, are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, or make shareholder inquiries by contacting your financial advisor, by calling toll-free 1-800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:


                               FILE NO. 811-00123

                                Money Market Fund

                         U.S. Government Securities Fund

                                   Income Fund

                                 High Yield Fund


                                    REIT Fund

                                Equity Income Fund


                              Growth & Income Fund

                             West Coast Equity Fund

                               FILE NO. 811-05775

                             Short Term Income Fund

                                   Growth Fund

                              Small Cap Stock Fund

                            International Growth Fund